                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, For Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        American Shared Hospital Services
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transactions applies:
(3) Per unit price or other underlying value of transaction computed to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
(2)  Form, Schedule or Registration Statement no.:
(3)  Filing Party:
(4)  Date Filed:

                       AMERICAN SHARED HOSPITAL SERVICES
                       TWO EMBARCADERO CENTER, SUITE 2370
                        SAN FRANCISCO, CALIFORNIA 94111

                 NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 17, 2001

TO THE SHAREHOLDERS OF AMERICAN SHARED HOSPITAL SERVICES:

     NOTICE IS HEREBY GIVEN that, pursuant to a call of the Board of Directors, the 2001 Annual Meeting of Shareholders (the "Meeting") of American Shared Hospital Services, a California corporation (the "Company"), will be held at the Ritz Carlton Hotel, 600 Stockton Street (corner of California Street), San Francisco, California 94111 at 3:00 pm (Pacific time), on Thursday, May 17, 2001 to consider and to act upon the following matters, all as set forth in the Proxy Statement.

          1. ELECTION OF DIRECTORS. To elect the following five nominees to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

Ernest A. Bates, M.D.                  Stanley S. Trotman, Jr.
Willie R. Barnes                       Charles B. Wilson, M.D.
John F. Ruffle

          2. 2001 STOCK OPTION PLAN. To consider and act upon the recommendation of the Board of Directors to approve the Company's 2001 Stock Option Plan. Under the 2001 Stock Option Plan, officers, key employees and non-employee directors, consultants and advisors of the Company will be eligible to receive non-qualified options and incentive stock options covering up to 250,000 Common Shares.

          3. RATIFICATION OF INDEPENDENT ACCOUNTANTS. To ratify the appointment of Moss Adams LLP as the Company's independent accountants for the year ending December 31, 2001.

          4. OTHER BUSINESS. To transact such other business and to consider and take action upon any and all matters that may properly come before the Annual Meeting and any and all adjournments thereof.

     The Board of Directors knows of no matters, other than those set forth in paragraphs (1), (2) and (3) above, that will be presented for consideration at the Meeting.

     The Board of Directors has fixed the close of business on March 30, 2001 as the Record Date for the determination of shareholders entitled to vote at the Meeting.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING. IN ORDER TO FACILITATE THE PROVISION OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON.

                                          By Order of the Board of Directors

                                          /s/ WILLIE R. BARNES

                                          Willie R. Barnes
                                          Corporate Secretary

Dated: April 12, 2001
San Francisco, California

                       AMERICAN SHARED HOSPITAL SERVICES
                       TWO EMBARCADERO CENTER, SUITE 2370
                        SAN FRANCISCO, CALIFORNIA 94111
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                      2001 ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 17, 2001
                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is being furnished to shareholders of American Shared Hospital Services, a California corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the 2001 Annual Meeting of Shareholders scheduled to be held at the Ritz Carlton Hotel, 600 Stockton Street (corner of California Street), San Francisco, California 94111 at 3:00 pm (Pacific time) on Thursday, May 17, 2001 and at any adjournment or adjournments thereof (the "Meeting"). It is anticipated that this Proxy Statement and the Proxy will first be sent to shareholders on or about April 23, 2001.

     The matters to be considered and voted upon at the Meeting will be:

          1. To elect five persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

          2. Approval of the Company's 2001 Stock Option Plan (the "2001 Plan") providing for the issuance of options covering up to 250,000 Common Shares to officers, key employees and non-employee directors, consultants and advisors of the Company.

          3. To ratify the appointment of Moss Adams LLP as the Company's independent accountants for the year ending December 31, 2001.

          4. To transact such other business as may properly be brought before the Meeting and any and all adjournments thereof.

     Only shareholders of record at the close of business on March 30, 2001 (the "Record Date") are entitled to notice of and to vote at the Meeting.

REVOCABILITY OF PROXIES

     A proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such proxy may revoke it at any time prior to its use by filing with the Secretary of the Company either written instructions revoking such proxy or a duly executed proxy bearing a later date. Written notice of the death of the person executing a proxy, before the vote is counted, is tantamount to revocation of such proxy. A proxy may also be revoked by attending the Meeting and voting in person.

SOLICITATION OF PROXIES

     This proxy solicitation is being made by the Board of Directors of the Company. The expense of the solicitation will be paid by the Company. To the extent necessary to assure sufficient representation at the Meeting, proxies may be solicited by any appropriate means by directors, officers, regular employees of the Company and the stock transfer agent for the Common Shares, who will not receive any additional compensation therefor. The Company will request that banks, brokers and other fiduciaries solicit their customers who own beneficially the Common Shares listed of record in names of nominees and, although there is no formal arrangement to do so, the Company will reimburse such persons the reasonable expenses of such solicitation. In addition, the Company may pay for and utilize the services of individuals or companies not regularly employed by the Company in connection with the solicitation of proxies, if the Board of Directors of the Company determines that this is advisable.

OUTSTANDING SECURITIES

     The Board of Directors has fixed March 30, 2001 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, there were outstanding and entitled to vote 3,607,225 Common Shares. The Common Shares are the only class of securities entitled to vote at the Meeting.

VOTE REQUIRED AND VOTING PROCEDURES

     Each holder of Common Shares will be entitled to one vote, in person or by proxy, for each share standing in its name on the books of the Company as of the Record Date for the Meeting on each of the matters duly presented for vote at the Meeting, except as indicated below in connection with the election of directors.

     In connection with the election of directors, shares are permitted to be voted cumulatively, if (i) a shareholder present at the Meeting has given notice at the Meeting, prior to the voting, of such shareholder's intention to vote its shares cumulatively and (ii) the names of the candidates for whom such shareholder desires to cumulate votes have been placed in nomination prior to the voting. If a shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting allows a shareholder to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder or to distribute votes on the same principle between two or more nominees. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors.

     All outstanding shares of the Company's Common Stock represented by properly executed and unrevoked proxies received in time for the Meeting will be voted. A shareholder may, with respect to the election of directors (i) vote for the election of all five nominees named herein as directors, (ii) withhold authority to vote for all such director nominees or (iii) vote for the election of all such director nominees other than any nominee(s) with respect to whom the shareholder withholds authority to vote by so indicating in the appropriate space on the proxy. Withholding authority to vote for a director nominee will not prevent such director nominee from being elected. A shareholder may, with respect to approval of the Company's 2001 Plan, (i) vote for approval, (ii) vote against approval, or (iii) abstain. A shareholder may, with respect to the proposal to ratify the appointment of the Company's independent accountants, (i) vote for the ratification, (ii) vote against the ratification, or (iii) abstain.

     A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by such proxy are not being voted by such shareholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy which are not being voted with respect to a particular matter (the "non-voted shares") will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. In the election of directors, the five nominees receiving the highest number of votes of shares of Common Stock represented in person or by proxy at the Meeting and entitled to vote on such matter will be elected directors of the Company. Accordingly, non-voted shares will not affect the outcome of the election of directors. Non-voted shares also will not affect the outcome of the proposal to approve the Company's 2001 Plan or the proposal to ratify the appointment of independent accountants.

     In connection with the solicitation by the Board of Directors of proxies for use at the Meeting, the Board of Directors has designated Ernest A. Bates, M.D. and Craig K. Tagawa as proxies. Common Shares represented by properly executed proxies will be voted at the Meeting in accordance with the instructions specified thereon. If no instructions are specified, the Common Shares represented by any properly executed proxy will be voted FOR the (1) election of the five nominees for the Board of Directors named herein, (2) approval and adoption of the 2001 Stock Option Plan and (3) ratification of the appointment of the Company's independent auditors.

     The Board of Directors is not aware of any matters that will come before the Meeting other than as described above. However, if such matters are presented, the named proxies will, in the absence of instructions to the contrary, vote such proxies in accordance with the judgment of such named proxies with respect to any such other matter properly coming before the Meeting.

     A majority of the Common Shares outstanding on the Record Date must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. In the election of directors, the five candidates receiving the highest number of votes will be elected directors of the Company. The proposals to approve and adopt the 2001 Stock Option Plan and to ratify the appointment of the Company's independent auditors require that a majority of those voting in person or by proxy to vote FOR each proposal, in order for each proposal to be approved.

     The Board of Directors has appointed Geraldine Zarbo of American Stock Transfer & Trust Company, the registrar and transfer agent for the Common Shares, or her designee, as the Inspector of Elections for the Annual Meeting. The Inspector of Elections will determine the number of Common Shares represented in person or by proxy at the Annual Meeting, whether a quorum exists, the authenticity, validity and effect of proxies and will receive and count the votes. The election of directors will not be by ballot unless a shareholder demands election by ballot at the Annual Meeting before the voting begins.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

BOARD OF DIRECTORS

     The Company's Bylaws provide that there shall be no less than five nor more than nine directors and that the exact number shall be fixed from time to time by a Resolution of the Board of Directors. The number of directors currently is fixed at five.

     The Board of Directors is proposing the persons named below for election to the Board of Directors. Each of the persons identified below will be nominated for election to serve until the next Annual Meeting of Shareholders and until their successors shall be elected and qualified. Votes will be cast pursuant to the enclosed proxy in such a way as to effect the election of each of the persons named below or as many of them as possible under applicable voting rules. If a nominee shall be unable or unwilling to accept nomination for election as a director, it is intended that the proxy holders will vote for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Each of the nominees named below has notified the Board of Directors that, if elected, he is willing to serve as a Director.

     Set forth below is certain information regarding each of the nominees.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED BELOW. PROXIES RETURNED TO THE COMPANY WILL BE VOTED "FOR" THE NOMINEES NAMED BELOW UNLESS OTHERWISE INSTRUCTED.

NOMINEES

     ERNEST A. BATES, M.D., founder of the Company, has served as Chairman of the Board of Directors and Chief Executive Officer since the incorporation of the Company. He is currently a member of the Board of Trustees of The Johns Hopkins University and the University of Rochester, a Founding Chair of Strategy Board for the Computer-Integrated Surgical Systems and Technology at The Johns Hopkins University, a member of the Board of Overseers of the University of California at San Francisco School of Nursing, a member of the State of California High Speed Rail Authority, and a Member of the Board of Directors of Salzburg Seminar. Dr. Bates is a graduate of The Johns Hopkins University and of the University of Rochester School of Medicine. Dr. Bates is 64 years old.

     WILLIE R. BARNES has been a director and Corporate Secretary of the Company since 1984. He has been a partner in the law firm of Musick Peeler & Garrett LLP since June 1992. He is a Director of Franchise Finance Corporation of America. Mr. Barnes is 68 years old.

     JOHN F. RUFFLE has been a director of the Company since 1995. He retired in 1993 as Vice-Chairman of the Board and a Director of J.P. Morgan & Co. Incorporated and Morgan Guaranty Trust Co. of New York. He also is a Director of Bethlehem Steel Corporation; a member of the Boards of Managers of North Moore Fund, LLC and JP Morgan Global Emerging Markets Fund, LLC; a Trustee of JPM Series Trust II; a Director of Trident Corp.; a Director of The Wackenhut Corporation; a Director of Wackenhut Corrections Corp; and a Trustee of The Johns Hopkins University. He is a graduate of The Johns Hopkins University, with an MBA in finance from Rutgers University, and is a Certified Public Accountant. Mr. Ruffle is 63 years old.

     STANLEY S. TROTMAN, JR., has been a director of the Company since 1996. He retired in 2000 as a Managing Director with the Health Care Group of PaineWebber Incorporated, an investment banking firm. Mr. Trotman had been with PaineWebber Incorporated since 1995 following the consolidation of Kidder, Peabody, also an investment banking firm, with PaineWebber. He had previously co-directed Kidder, Peabody's Health Care Group since April 1990. Formerly he had been head of the Health Care Group at Drexel Burnham Lambert, Inc. where he had been employed for approximately 22 years. He received his undergraduate degree from Yale University in 1965 and holds an MBA from Columbia Business School in 1967. Mr. Trotman is 57 years old.

     CHARLES B. WILSON, M.D. has been a director of the Company since 1993. He also was a director of the Company from March 1984 until March 1989. He has been a Professor of Neurosurgery at the University of California Medical Center, San Francisco, since 1968. From 1968 until April 1994, and from March 1996 until July 1997, Dr. Wilson held the position of Chairman of the University's Department of Neurosurgery. Since July 2000 Dr. Wilson is a part time employee of the Company. He also is a Director of The Institute for the Future in Menlo Park, California. Dr. Wilson is 71 years old.

MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company held six meetings during 2000. All Directors attended at least 75% of the aggregate number of meetings of both the Board of Directors and of the Committees of the Board on which such Director served during the year.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has standing Compensation, Stock Option, Nominating and Audit Committees, each of which is described below. All Directors serve on each standing Committee, except that Dr. Bates does not serve on the Audit Committee.

     The function of the Compensation Committee is to recommend to the Board of Directors the compensation of the Company's executive officers. The Compensation Committee did not meet during 2000. Mr. Trotman is Chair of the Compensation Committee.

     The purpose of the Stock Option Committee is to administer the Company's 1984 Stock Option Plan and 1995 Stock Option Plan, and to determine recipients of awards pursuant to such plans and the terms of such awards. No member of the Stock Option Committee received a discretionary grant or award under an option plan of the Company while serving on such committee or during the year preceding such service. There were no meetings of the Stock Option Committee during 2000. Mr. Ruffle is Chair of the Stock Option Committee.

     The purpose of the Nominating Committee is to recommend candidates for election to the Board of Directors. The Nominating Committee did not meet during 2000. Mr. Trotman is Chair of the Nominating Committee. A shareholder who wishes to nominate a person for Director must provide the nomination in writing to the Secretary at the Company's principal offices pursuant to the notice provisions in the By-laws. Such notice must be received not less than 60 nor more than 90 days prior to the Annual Meeting or, if less than 70 days' notice of the date of such meeting has been given, then within 10 business days following the first public disclosure of the meeting date or the mailing of the Company's notice. Any such notice must contain information regarding the nominee and the proponent. Details concerning the nature of such information are available without charge from the Company.

     The purpose of the Audit Committee is to review the financial reporting and internal controls of the Company, to recommend to the Board of Directors the appointment of independent auditors, and to review the reports of such auditors. During the year 2000 the Audit Committee held two meetings. For further information concerning the Audit Committee, refer to the "Audit Committee Report."

DIRECTOR COMPENSATION

     In 2000, non-employee directors were paid an annual retainer of $10,000, payable quarterly, and $1,000 for attendance in person at each regular and special meeting of the Board of Directors. In addition, non-employee directors are entitled to receive an automatic grant of Options from the Company's 1995 Stock Option Plan on the date of the Company's Annual Shareholder Meeting each year, to acquire up to 4,000 shares annually of the Company's common stock at the market price on the date of grant, until a Director has options for a total of 12,000 shares in all Company plans. There were no such grants to non-employee directors during 2000 as each current non-employee director already holds options for a total of 12,000 shares of the Company's stock. Additionally, non-employee directors who were members of the Audit Committee of the Board of Directors were entitled to receive $100 for attendance in person at each committee meeting. Non-employee directors are not entitled to any fee for Board of Directors or committee meetings held by conference telephone at which they are not present in person. Five of the six Board meetings held during 2000 were regular or special meetings that directors attended in person, and one was a special meeting which was held by conference telephone. Non-employee directors also received reimbursement of expenses incurred in attending meetings. No payment is made for attendance at meetings by any director who is an employee of the Company.

     During 2000, the Company employed Dr. Wilson on a limited part-time basis to assist in the implementation of its two new businesses, Medleader.com, Inc. and OR21, Inc. For these services, Dr. Wilson earned $40,000 during 2000 in addition to his Board of Director fees. The Board determined that this limited role did not affect his Board compensation.

     Non-employee directors will receive in 2001 a $20,000 annual retainer fee payable quarterly, and reimbursement of expenses incurred in attending meetings. Each current non-employee director already holds options for a total of 12,000 shares of the Company's common stock, so no additional automatic grants to such Directors, as described in the preceding paragraph, are expected to be made during 2001.

                                 PROPOSAL NO. 2

                             2001 STOCK OPTION PLAN

GENERAL

     On November 30, 2000 the Board of Directors adopted and recommended for submission to the shareholders for their approval the 2001 Stock Option Plan (the "2001 Plan"). The purposes of the 2001 Plan are to align the interests of the Company's shareholders and recipients of options under the 2001 Plan by increasing the proprietary interest of such recipients in the Company's growth and success and to advance the interests of the Company by attracting and retaining officers, other key employees and non-employee directors, consultants and advisors. Under the 2001 Plan, the Company may grant non-qualified stock options and "incentive stock options" (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended the ("Code")). Non-qualified options to purchase 4,000 Common Shares will also be granted automatically to non-employee directors (up to an aggregate of 12,000 options granted to each non-employee director under any plan of the Company) on the date of each annual meeting of shareholders of the Company (including the Annual Meeting to which this Proxy Statement relates) and, on the date a person first becomes a non-employee director, such non-employee director will be granted a number of options pro-rated for the period of time until the next annual meeting of shareholders. Approximately eight employees and four non-employee directors are eligible to participate in the 2001 Plan. Any person who beneficially owns more than 15% of the outstanding Common Shares shall not be eligible to participate in the 2001 Plan. Reference is made to Exhibit A to this Proxy Statement for the complete text of the 2001 Plan, which is summarized below.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR approval of the 2001 Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2001 STOCK OPTION PLAN.

DESCRIPTION OF THE 2001 PLAN

     Administration. The 2001 Plan will be administered by a committee of the Board of Directors (the "Committee") consisting of not less than two directors.

     Subject to the express provisions of the 2001 Plan, and except for options granted to non-employee directors, the Committee has the authority to select eligible officers, other key employees and non-employee consultants and advisors who will receive awards and determine all of the terms and conditions of each award. All awards will be evidenced by a written agreement containing such provisions not inconsistent with the 2001 Plan as the Committee shall approve. No option may be transferred by the optionee other than by will or by the laws of descent or distribution or pursuant to beneficiary designation procedures specified in the 2001 Plan. Each option may be exercised during the lifetime of the optionee only by such optionee. The Committee will determine when options become exercisable.

     The Committee will also have authority to prescribe rules and regulations for administering the 2001 Plan and to decide questions of interpretation or application of any provision of the 2001 Plan. Except with respect to grants to executive officers of the Company, the Committee may delegate some or all of its power and authority to administer the 2001 Plan to the Chief Executive Officer or other executive officer of the Company.

     Available Shares. Under the 2001 Plan, 250,000 Common Shares are available for awards to officers, other key employees and non-employee directors, consultants and advisors, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger or other similar event or change in capitalization. In general, shares covered by an option that expires or terminates unexercised or is cancelled or forfeited would again be available for awards under the 2001 Plan.

     The Committee to date has not granted any stock options under the Stock Option Plan.

     Change in Control. In the event of certain acquisitions of 25% or more of the Common Shares, a change in the majority of the Board of Directors, or the approval by shareholders of a reorganization, merger or consolidation (unless the Company's shareholders receive 60% or more of the stock of the surviving company) or the approval by shareholders of a liquidation, dissolution or sale of all or substantially all of the Company's assets, all awards will become fully vested and be "cashed-out" by the Company except, in the case of a merger or similar transaction in which the shareholders receive publicly traded common stock, all outstanding options will become exercisable in full, and each option will represent a right to acquire the appropriate number of shares of common stock received in the merger or similar transaction. At any time after the grant of an option, the committee may, in its sole discretion and subject to whatever terms and conditions it determines appropriate, accelerate the period during which an option is exercisable.

     Effective Date, Termination and Amendment. If approved by shareholders, the 2001 Plan will become effective as of May 17, 2001 (the date of shareholder approval) and will terminate ten years thereafter, unless terminated earlier by the Board of Directors. The Board of Directors may amend the 2001 Plan at any time except that, without the approval of the shareholders of the Company, no amendment may, among other things, (i) increase the number of Common Shares available under the 2001 Plan, (ii) reduce the minimum purchase price of a Common Share subject to an option or (iii) extend the term or the 2001 Plan.

     Non-Qualified Stock Options. The period for the exercise of a non-qualified stock option and the option exercise price will be determined by the Committee, provided that no option shall be exercisable later than ten years after its date of grant. The exercise price of all non-qualified stock options must be no less than 25% of the fair market value of the Common Shares on the date of the grant.

     In the event of termination of employment by reason of death or permanent and total disability (as defined in Section 22(e)(3) of the Code), each non-qualified stock option will become exercisable to the extent that the option is exercisable on the effective date of such termination of employment for a period of no more than one year after such date, but in no event after the expiration of such option. In the event of termination of employment for any other reason, each non-qualified stock option will be exercisable to the extent it is exercisable on the effective date of such termination of employment by reason of permanent and total disability or during the three-month period, if any, following termination of employment for any other reason, each non-qualified stock option will be exercisable only to the extent that such option was exercisable on the date of the holder's death, and may thereafter be exercised for a period of no more than one year from the date of death, but in no event after the expiration of such option.

     Incentive Stock Options. No incentive stock option will be exercisable more than ten years after its date of grant, unless the recipient of the incentive stock option owns greater than ten percent of the voting power of all shares of capital stock of the Company (a "ten percent holder"), in which case the option must be exercised within five years after its date of grant. The option exercise price of an incentive stock option will not be less than the fair market value of the Common Shares on the date of grant of such option, unless the recipient of the incentive stock option is a ten percent holder, in which case the option exercise price will be the price required by the Code, currently 110% of fair market value.

     In the event of a termination of employment by reason of death or permanent and total disability, each incentive stock option will be exercisable to the extent that such option is exercisable on the date of termination of employment for a period of no more than one year after such date, but in no event after the expiration of the incentive stock option. In the event of a termination of employment for any other reason, incentive stock options will be exercisable to the extent exercisable on the date of termination of employment for a period of three months after such date, but in no event after the expiration of the incentive stock option. If the holder of an incentive stock option dies during the one-year period following termination of employment by reason of permanent and total disability, or during the three-month period following termination of employment for any other reason, each incentive stock option will be exercisable only to the extent such option was exercisable on the date of the holder's death, and may thereafter be exercised for a period of no more than one year from the date of death, but in no event after expiration of the incentive stock option.

     Non-Employee Director Options. Beginning on the date of the Annual Meeting, non-employee directors will automatically be granted, on the date of each annual meeting of shareholders, non-qualified options to purchase 4,000 Common Shares (up to an aggregate of 12,000 options granted under any plan of the Company) at an option exercise price equal to the fair market value of a Common Share on the date of grant. Such options will be fully exercisable one year after their date of grant and will expire ten years after the date of grant.

     If a non-employee director ceases to be a director by reason of death or permanent and total disability, each option will become exercisable on the effective date of such cessation for a period of no more than one year after such date, but in no event after the expiration of the option. If a non-employee director ceases to be a director for any other reason, each option will be exercisable to the extent it is exercisable on the effective expiration of such option. In the event a non-employee director dies during the one-year period following cessation of his directorship by reason of permanent and total disability or during the three-month period, if any, following cessation of his directorship for any other reason, then each option will be exercisable only to the extent that such option was exercisable on the date of death, and may thereafter be exercised for a period of no more than one year from the date of death, but in no event after the expiration of such option.

     Unexercisable Options. Provision may be made in the Option Agreement that an option which is unexercisable as of the date on which an optionee's employment or directorship with the Company terminates, shall become exercisable, with the consent of the Committee, in the event of a termination of employment because of the optionee's normal retirement or permanent and total disability or death, or in the event of termination of directorship upon expiration of the regular term.

                         CERTAIN ADDITIONAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Shares as of April 5, 2001, of (i) each person known to the Company to own beneficially 5% or more of the Common Shares, (ii) each director of the Company, (iii) the chief executive officer and the chief operating and financial officer named in the Summary Compensation Table, and
(iv) all directors and executive officers as a group.

                                                              COMMON SHARES OWNED BENEFICIALLY
                                                              --------------------------------
                                                              AMOUNT AND NATURE
                                                                OF BENEFICIAL        PERCENT
            NAME AND ADDRESS OF BENEFICIAL OWNER                OWNERSHIP(2)       OF CLASS(5)
            ------------------------------------              -----------------    -----------
Total Number of Shares......................................      5,538,092(3)        100.0%
Ernest A. Bates, M.D.(1)....................................      2,165,060(4)         42.4%
Willie R. Barnes(1).........................................         13,000(4)            *
John F. Ruffle(1)...........................................        200,411(4)          5.4%
Stanley S. Trotman, Jr.(1)..................................        142,762(4)          4.0%
Charles B. Wilson, M.D.(1)..................................         12,000(4)            *
Craig K. Tagawa(1)..........................................        137,600(4)          3.7%
  Senior Vice President -- Chief Operating and Financial
  Officer
All Directors & Executive Officers as a Group (6 people)....      2,670,833(4)         50.7%

---------------
 *  Less than 1%

(1) The address of each such individual is c/o American Shared Hospital Services, Two Embarcadero Center, Suite 2370, San Francisco, California 94111.

(2) Each person directly or indirectly has sole voting and investment power with respect to the shares listed under this column as being owned by such person.

(3) Represents the aggregate of issued and outstanding Common Shares plus Common Shares that all persons or groups of persons are entitled to acquire upon the exercise of options or warrants within 60 days after April 5, 2001.

(4) Includes shares underlying options that are currently exercisable or which will become exercisable within 60 days following April 5, 2001: Dr. Bates, 1,495,000 shares; Mr. Barnes, 12,000 shares; Mr. Ruffle, 12,000 shares; Mr. Trotman, 2,667 shares; Dr. Wilson, 12,000 shares; Mr. Tagawa, 125,000 shares; and Directors and Executive Officers as a group, 1,658,667 shares.

(5) Shares that any person or group of persons is entitled to acquire upon the exercise of options or warrants within 60 days after April 5, 2001, are treated as issued and outstanding for the purpose of computing the percent of the class owned by such person or group of persons but not for the purpose of computing the percent of the class owned by any other person.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation paid by the Company for the fiscal years ending December 31, 1998, December 31, 1999 and December 31, 2000 paid in those years for services rendered in all capacities during 1998, 1999 and 2000, respectively, to the Chief Executive Officer and each executive officer other than the Chief Executive Officer who served as an officer at December 31, 2000 and earned cash compensation of $100,000 or more during 2000.

                           SUMMARY COMPENSATION TABLE

                                                                 ANNUAL COMPENSATION
                                                     --------------------------------------------
                                                                                   OTHER ANNUAL
        NAME AND PRINCIPAL POSITION          YEAR    SALARY(1)       BONUS        COMPENSATION(4)
        ---------------------------          ----    ---------      --------      ---------------
Ernest A. Bates, M.D. .....................  2000    $397,501       $ 60,000(2)         --
  Chairman of the Board,                     1999    $381,297       $300,000(3)         --
  Chief Executive Officer                    1998    $299,864             --
Craig K. Tagawa............................  2000    $252,214(5)    $ 40,000(2)         --
  Chief Operating Officer and                1999    $231,050(6)    $165,000(3)         --
  Chief Financial Officer                    1998    $229,212(7)          --

---------------
(1) Each amount under this column includes amounts accrued in 1998, 1999, and 2000, that would have been paid to such persons in such years, except that such amounts were instead deferred pursuant to the Retirement Plan for Employees of American Shared Hospital Services and CuraCare, a defined contribution plan and ASHS' Flexible Benefit Plan, a defined contribution plan. Both plans are available to employees of the Company generally.

(2) The Company's Board of Directors approved year 2000 performance bonuses in December 2000, which were paid in January 2001.

(3) Each of these individuals was awarded a special bonus for his role in the successful sale of the Company's diagnostic imaging business in 1998. The Company's Board of Directors approved these bonuses in February 1999, and such bonuses were paid thereafter, for services which were performed during 1998.

(4) The Company has determined that, with respect to the executive officers named in the Summary Compensation Table, the aggregate amount of other benefits does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported in the Summary Compensation Table as paid to such executive officer in the relevant year.

(5) Includes sales commissions of approximately $39,000 earned and paid in 2000.

(6) Includes sales commissions of approximately $44,000 earned and paid in 1999.

(7) Includes sales commissions of approximately $52,500 earned and paid in 1998.

LONG TERM COMPENSATION AWARDS

     The "Long Term Compensation Awards" Table has been omitted because no long term compensation awards were made during the relevant years to the Company's executive officers named in the Summary Compensation Table.

OPTION GRANTS IN LAST FISCAL YEAR

     The "Option Grants" table has been omitted because no option grants were made during 2000 to the Company's executive officers named in the summary compensation table.

LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

     The "Long-term Incentive Plan Awards" ("LTIP Awards") table has been omitted because no LTIP Awards were made during 2000 to the Company's executive officers named in the Summary Compensation Table.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth the number of shares acquired on exercise of stock options and the aggregate gains realized upon exercise of such options during 2000, by the Company's executive officers named in the Summary Compensation Table. The following table also sets forth the number of shares underlying exercisable and unexercisable options held by such executive officers on December 31, 2000.

                        1984 AND 1995 STOCK OPTION PLANS
                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                           NUMBER OF SECURITIES
                                                                UNDERLYING               VALUE OF UNEXERCISED
                                                            UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                 SHARES                     AT FISCAL YEAR-END           AT FISCAL YEAR-END(1)
                               ACQUIRED ON   VALUE($)   ---------------------------   ---------------------------
            NAME                EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----               -----------   --------   -----------   -------------   -----------   -------------
Ernest A. Bates, M.D. .......      --           --       1,495,000         --         $3,348,800         --
Craig K. Tagawa..............      --           --         125,000         --         $   65,625         --

---------------
(1) This amount is calculated by multiplying the number of Common Shares underlying the options at December 31, 2000 by the market price per Common Share on such date less the option exercise price.

EMPLOYMENT AGREEMENTS

     The Company had no employment contracts with its directors or executive officers named in the Summary Compensation Table in 2000.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     The following Report of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     This Report of the Board of Directors describes the Company's method of compensating its executive officers, and describes the basis on which 2000 compensation was paid to such executive officers, including those named in the Summary Compensation Table.

     The Board of Directors determined that compensation paid in 2000 by the Company to its Chief Executive Officer and other executive officers would be based on policies in effect in recent prior years. As a result, it was unnecessary for the Compensation Committee to meet, and it did not meet, during 2000.

     The Company's compensation program seeks to establish compensation that is competitive in both the healthcare industry and among entrepreneurial, growth-oriented companies in order to attract and retain high quality employees. Compensation is linked to each employee's level of responsibility and personal achievements with respect to operational and financial goals established by the Chief Executive Officer and the Board of Directors. Depending on the individual officer's area of responsibility, such goals may include new business and revenue acquisition, operating expense reduction and control, operating efficiencies, etc. In addition, the compensation system seeks to develop and encourage employee ownership of the Company's stock through stock options.

     The primary component of executive compensation for the Company in 2000 was base salary, except in the case of the Chief Operating and Financial Officer (who also is CEO of the Company's Gamma Knife subsidiary) where sales commissions were a substantial component of compensation and are included under "salary" in the table above. Discretionary bonuses may be paid, based on a formula, if financial and other results of the individual executive's area of responsibility meet or exceed financial and operational targets established at the beginning of the fiscal year. In December 2000, the Board approved bonuses for Ernest A.

Bates, M.D. and Craig K. Tagawa for their performance during the year 2000. These bonuses were paid in January 2001. In 1999 the Board of Directors awarded special bonuses to Ernest A. Bates, M.D. and Craig K. Tagawa to recognize their key roles in the successful completion of the sale of the Company's diagnostic imaging business during 1998.

     Base salary was established for the Chief Executive Officer and other executive officers with the assistance of an outside consulting firm in 1991. Such compensation was designed to fall in the mid-range for the relevant executive position of compensation paid by a group of entrepreneurial, growth-oriented companies believed by the Company to be comparable in their stage of development and business condition, based on information provided by the independent compensation consulting organization. The companies surveyed were not identical to those reflected in the performance graph set forth in the Proxy Statement. During the period 1991 - 1995 the compensation of most of the Company's senior executives, including those listed in the Summary Compensation Table, was reduced by 5 to 10% for various periods of time. In 1996, the base salary of the Chief Financial Officer was increased from $150,000 to $165,000 and he became eligible for bonus payments based on goals and targets of the Gamma Knife business.

     In addition to base compensation, the Company has used grants of stock options to retain senior executives and to motivate them to improve long-term stock market performance. The number of options granted in the past was determined by reference to the level of responsibility of the particular executive in the Company and such executive's proposed role in the Company's future operations. In addition, during 1995 the Shareholders approved a grant of options to acquire 1,495,000 Common Shares at an initial exercise price of $0.01 per share to the Company's Chairman and Chief Executive Officer, in consideration of his continued service to the Company and his personal guarantee of $6,500,000 of indebtedness of the Company.

BOARD OF DIRECTORS


Ernest A. Bates, M.D. Chairman                 Stanley S. Trotman, Jr.
Willie R. Barnes                               Charles B. Wilson, M.D.
John F. Ruffle

                 CERTAIN RELATIONSHIPS AND RELATED TRANSLATIONS

     Willie R. Barnes, the Secretary and a director of the Company, is a partner in the law firm of Musick, Peeler & Garrett LLP. That law firm performed legal services for the Company in 2000. The management of the Company is of the opinion that the fees paid to Mr. Barnes' law firm are comparable to those fees that would have been paid for comparable legal services from a law firm not affiliated with the Company. Mr. Barnes served during 2000 on the Compensation Committee of the Board of Directors.

     Stanley S. Trotman, Jr., a director of the Company, was a Managing Partner of PaineWebber Incorporated, an investment banking firm, during 2000. That firm performed services for the Company during 1998 and early 1999 in connection with the Company's sale of its diagnostic imaging business, which was completed in November 1998. PaineWebber also has continued to advise the Company with respect to the uses of proceeds from the sale and other strategic matters regarding the future direction of the Company. The management of the Company is of the opinion that the Company's fee arrangements with PaineWebber are comparable to the fees charged for comparable investment banking services by firms not affiliated with the Company. Mr. Trotman served on and was Chair of the Compensation Committee of the Board of Directors during 2000.

COMPLIANCE WITH SECTION 16(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934

     Reports filed under the Exchange Act and received by the Company on or after January 1, 2000, indicate that during 2000 directors, officers and 10% shareholders of the Company filed all required reports within the periods established by applicable rules.

                PERFORMANCE GRAPH, TOTAL RETURN TO SHAREHOLDERS

     The following graph and table compares cumulative total shareholder return on the Company's Common Shares ("ASHS total return") (i) with the cumulative total return of the Standard & Poor's 500 Stock Index ("S&P500") and (ii) with the Standard & Poors SmallCap 600 Stock Index ("S&P SmallCap600"), in each case during the five years ended December 31, 2000.
[PERFORMANCE GRAPH]

                                                     AMERICAN SHARED                                        S&P SMALLCAP 600
                                                       HSPTL SERV                 S&P 500 INDEX                   INDEX
                                                     ---------------              -------------             ----------------
Dec 95                                                   100.00                      100.00                      100.00
Dec 96                                                   138.11                      122.96                      121.32
Dec 97                                                   133.38                      163.98                      152.36
Dec 98                                                    90.55                      210.85                      150.37
Dec 99                                                   323.93                      255.21                      169.02
Dec 00                                                   171.49                      231.98                      188.96

                 --------------------------------------------------------------------------
                                        Dec 95   Dec 96   Dec 97   Dec 98   Dec 99   Dec 00
                 --------------------------------------------------------------------------
                  American Shared
                   Hsptl Serv           100.00   138.11   133.38   90.55    323.93   171.49
                  S&P 500 Index         100.00   122.96   163.98   210.85   255.21   231.98
                  S&P Smallcap 600
                   Index                100.00   121.32   152.36   150.37   169.02   188.96
                 --------------------------------------------------------------------------

                             AUDIT COMMITTEE REPORT

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report by reference therein.

     The Audit Committee of the Board of Directors consists of four directors, three of whom are "independent" as defined in the listing standards of the American Stock Exchange. The primary purpose of the Audit Committee is to review the financial reporting and internal controls of the Company, to recommend to the Board of Directors the appointment of independent auditors, to review the reports of such auditors, and to review annually the Audit Committee charter, a copy of which is attached as Exhibit B. During 2000, the Audit Committee held two meetings. Mr. Ruffle is Chair of the Audit Committee.

     The Audit Committee reviewed and held discussions with management and the independent auditors regarding the financial statements of the Company for the fiscal year ended December 31, 2000. These discussions included the quality of the Company's internal controls, the audit plans, audit scope and identification of audit risks. In addition, the Committee assured that the independent auditors reviewed and discussed with management the interim financial reports prior to each quarterly earnings announcement.

     The Company's independent auditors provided a formal written statement that described all relationships between the auditors and the Company with respect to the auditors' independence as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee satisfied itself as to the auditors independence.

     The Audit Committee discussed with the independent accountants all matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without the presence of management, reviewed and discussed the results of the independent auditors examination of the Company's financial statements. Management, being responsible for the Company's financial statements, represented that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The independent auditors are responsible for the examination of those statements.

     Based on the Audit committee's discussions with management and the independent auditors, and the Audit Committee's review as described previously, The Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission.

     Submitted by the Audit Committee of the Board of Directors:

                           John F. Ruffle (chairman)
                                Willie R. Barnes
                            Stanley S. Trotman, Jr.
                            Charles B. Wilson, M.D.

                              INDEPENDENT AUDITORS

     The Company's consolidated financial statements for the year ended December 31, 2000 and 1999 have been audited by Moss Adams LLP. The Board of Directors has appointed Moss Adams LLP to be the Company's independent auditors for the fiscal year ending December 31, 2001, subject to Shareholder ratification at the Meeting (see Proposal No. 3).

     The Company's consolidated financial statements for the year ended December 31, 1998 were audited by Grant Thornton LLP. The Company and Grant Thornton LLP had a long established relationship as Grant Thornton had served as the Company's tax advisor since 1990. On December 31, 1999 the local Grant Thornton office that provided accounting and tax services for the Company was sold to Moss Adams LLP, an accounting and consulting firm.

     From 1983 through the fiscal year ended December 31, 1997, the Company's consolidated financial statements were audited by Ernst & Young, LLP or its predecessor.

     The Company during its two most recent fiscal years and any subsequent interim period preceding its changes of independent accountant did not have any disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     Representatives of Moss Adams LLP are expected to be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if they so desire.

AUDIT FEES

     The aggregate fees billed by Moss Adams LLP for the audit of the Company's annual consolidated financial statements for fiscal year 2000 and the review of the Company's quarterly Form 10-Q during 2000 were $59,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by Moss Adams LLP for financial information systems design and implementation fees for fiscal 2000.

ALL OTHER FEES

     The Company paid Moss Adams LLP an aggregate of $33,360 for professional services, other than those described above, provided during fiscal year ended 2000.

                             SHAREHOLDER PROPOSALS

     Under certain circumstances, shareholders are entitled to present proposals at shareholders' meetings. To be eligible for inclusion in the Proxy Statement for the Company's next Annual Meeting of Shareholders, a shareholder proposal must be received at the Company's principal executive offices prior to February 8, 2002. A Shareholder's notice should list each proposal and contain a brief description of the business to be brought before the meeting; the name and address of the shareholder proposing such business; the number of shares held by the shareholder; and any material interest of the shareholder in the business.

                                 ANNUAL REPORT

     The Company's 2000 Annual Report, which includes financial statements, but which does not constitute a part of the proxy solicitation material, accompanies this proxy statement.

                                        By Order of the Board of Directors

                                        /s/ WILLIE R. BARNES

                                        Willie R. Barnes
                                        Corporate Secretary

Dated: April 12, 2001
San Francisco, California

                                                                       EXHIBIT A

                       AMERICAN SHARED HOSPITAL SERVICES

                             2001 STOCK OPTION PLAN

I. INTRODUCTION

     I.1 Purposes. The purposes of the 2001 Stock Option Plan (the "Plan") of American Shared Hospital Services (the "Company") and its subsidiaries from time to time (individually a "Subsidiary" and collectively the "Subsidiaries") are to align the interests of the Company's shareholders and the recipients of options under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success and to advance the interests of the Company by attracting and retaining officers and other key employees and well-qualified persons who are not officers or employees of the Company for service as directors ("non-employee directors"), consultants and advisors of the Company. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary, which shall mean an entity in which the Company directly or indirectly owns a majority of the voting interests or, whether by contract or otherwise, has the power to control the policies of such entity.

     I.2 Administration. This Plan shall be administered by a committee (the "Committee") designated by the Board of Directors of the Company (the "Board") consisting of two or more members of the Board.

     The Committee shall, subject to the terms of this Plan, select eligible officers and other key employees for participation in this Plan and shall determine the number of shares of Common Stock subject to each option granted hereunder, the exercise price of such option, the time and conditions of exercise of such option and all other terms and conditions of such option, including, without limitation, the form of the option agreement. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an option, conditions with respect to the grant, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties. Each option hereunder shall be evidenced by a written agreement (an "Agreement") between the Company and the optionee setting forth the terms and conditions applicable to such option.

     The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to the grant of an award under this Plan to any person who is a "covered employee" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") or who, in the Committee's judgment, is likely to be a covered employee at any time during the period an option granted hereunder to such employee would be outstanding.

     No member of the Board of Directors or Committee, and neither the Chief Executive Officer nor other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board of Directors and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law and under any directors' and officers' liability insurance that may be in effect from time to time.

     A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by a majority of the members of the Committee without a meeting.

     I.3 Eligibility. Participants in this Plan shall consist of such officers and other key employees of the Company and its Subsidiaries, and such non-employee consultants and advisors, as the Committee in its sole discretion may select from time to time; provided, however, that any officer who beneficially owns more than

15% of the outstanding shares of Common Stock shall not be eligible to participate in the Plan. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Non-employee directors of the Company shall be eligible to participate in this Plan in accordance with Section III.

     I.4 Shares Available. Subject to adjustment as provided in Section 4.7, 250,000 common shares, without par value, of the Company ("Common Stock"), shall be available for grants of options under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options. To the extent that shares of Common Stock subject to an outstanding option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such option or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of such option, if any, or to satisfy all or a portion of the tax withholding obligations relating to such option, then such shares of Common Stock shall again be available under this Plan.

     Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock.

II. STOCK OPTIONS

     II.1 Grants of Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an incentive stock option, shall be a non-qualified stock option. An incentive stock option shall mean an option to purchase shares of Common Stock that meets the requirements of the Code, or any successor provision, which is intended by the Committee to constitute an incentive stock option. Each incentive stock option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as incentive stock options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute non-qualified stock options. "Fair Market Value" shall mean the closing transaction price of a share of Common Stock as reported in the American Stock Exchange Composite Transactions on the date as of which such value is being determined or, if there shall be no reported transaction on such date, on the next preceding date for which a transaction was reported; provided that if Fair Market Value for any date cannot be determined as above provided, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

     II.2 Terms of Stock Options. Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

          (a) Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of a non-qualified stock option shall not be less than 25% of the Fair Market Value of a share of Common Stock on the date of grant of such option and the purchase price per share of Common Stock purchasable upon exercise of an incentive stock option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an incentive stock option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company (a "Ten Percent Holder"), the purchase price per share of Common Stock shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an incentive stock option.

          (b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee and set forth in the Agreement relating to such option; provided, however, that no option shall be exercised later than ten years after its date of grant; provided further, that if an incentive stock option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock. At any time after the grant of an option the Committee may, in its sole discretion and subject to whatever terms and conditions it determines appropriate, accelerate the period during which an option is exercisable.

          (c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either
     (A) in cash, (B) by delivery of previously owned whole shares of Common Stock for which the optionee has good title, free and clear of all liens and encumbrances, and having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise together with irrevocable instructions to sell a sufficient portion of the shares and deliver the sale proceeds to the Company, or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option and (ii) by executing such documents as the Company may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B) - (E) and in the case of an optionee who is subject to Section 16 of the Securities Exchange Act of 1934 ("Exchange Act"), the Company may require that the method of making such payment be in compliance with Section 16 and the rules and regulations thereunder. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid.

          (d) Additional Options. The Committee shall have the authority to include in any Agreement relating to an option a provision entitling the optionee to an additional option in the event such optionee exercises the option represented by such option agreement, in whole or in part, by delivering previously owned whole shares of Common Stock in payment of the purchase price in accordance with this Plan and such Agreement. Any such additional option shall be for a number of shares of Common Stock equal to the number of delivered shares, shall have a purchase price determined by the Committee in accordance with this Plan, shall be exercisable on the terms and subject to the conditions established by the Committee at the time of grant of such additional option, and shall be subject to such other terms and conditions as the Committee shall determine in accordance with this Plan.

II.3  Termination of Employment or Directorship.

     (a) Permanent and Total Disability. Subject to Section 4.8 and unless otherwise specified in the Agreement relating to an option, if an optionee's employment or directorship with the Company terminates by reason of Permanent and Total Disability (as defined in Section 22(e)(3) of the Code), each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such termination and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the effective date of such termination and (ii) the expiration date of the term of such option.

     (b) Death. Subject to Section 4.8 and unless otherwise specified in the Agreement relating to an option, if an optionee's employment or directorship with the Company terminates by reason of death, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the date of such optionee's death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

     (c) Other Termination. Subject to Section 4.8 and unless otherwise specified in the Agreement relating to an option, if an optionee's employment or directorship with the Company terminates for any reason other than Permanent or Total Disability or death, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is three months (or such shorter period as set forth in the Agreement relating to such option) after the effective date of such optionee's termination and (ii) the expiration date of the term of such option; provided that if such optionee's employment is terminated for Cause, all options held by such optionee shall terminate automatically on the effective date of such optionee's termination of employment. For purposes of this Plan, "Cause" shall mean termination for commission of an act of dishonesty, theft, fraud, embezzlement, falsification of books and records, continued or prolonged intoxication, both alcohol and drug related, and conviction of a felony or a crime involving moral turpitude, and in any event, the determination of the Committee with respect thereto shall be final and conclusive.

     (d) Death Following Termination of Employment. Subject to Section 4.8 and unless otherwise specified in the Agreement relating to an option, if an optionee dies during the one-year period following termination by reason of Permanent and Total Disability, or if an optionee dies during the three-month period following termination for any reason other than Permanent or Total Disability or death (or, in each case, such shorter period as the Committee may specify in the Agreement relating to an option), each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the date of such optionee's death and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earliest to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

     (e) Unexercisable Options. No portion of an option which is unexercisable as of the date on which an optionee's employment or directorship with the Company terminates shall thereafter become exercisable; provided, however, that provision may be made in the Agreement relating to such option that such option shall become exercisable, with the consent of the Committee, in the event of a termination of employment because of the optionee's normal retirement or permanent and total disability (each as determined by the Committee in accordance with Company policies), or death, or in the event of termination of directorship upon expiration of the regular term thereof.

III. PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

     III.1 Eligibility. Each member of the Board of Directors of the Company who is not an employee, either full-time or part-time, of the Company or a Subsidiary shall be granted options to purchase shares of Common Stock in accordance with this Section III. All options granted under this Section III shall be non-qualified stock options.

     III.2 Grants of Stock Options. Each non-employee director shall be granted non-qualified stock options as follows:

          (a) Time of Grant. Commencing with the 2001 annual meeting of stockholders (or, if later, on the date on which a person is first elected or begins to serve as a non-employee director other than by reason of termination of employment), and, thereafter, on the date of each annual meeting of stockholders of the Company, each person who is a non-employee director after such meeting of stockholders shall be granted an option to purchase 4,000 shares of Common Stock (which amount shall be pro-rated if such person is first elected or begins to serve as a non-employee director on a date other than the date of an annual meeting of stockholders) at a purchase price per share equal to the Fair Market Value of the Common Stock on the date of grant of such option; provided, that the aggregate number of options granted to any person hereunder or under any other plan of the Company, including, but not limited to, the 1995 Stock Option Plan, shall not exceed 12,000.

          (b) Option Period and Exercisability. Each option granted under this
     Article III shall be fully exercisable one year after its date of grant (unless the Agreement relating to such option specifies an earlier date, either as to all or a portion of the shares covered thereby) and shall expire ten years after its date of grant. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Options granted under this Article III shall be exercisable in accordance with Section 2.2(c) and shall be subject to the provisions of Sections 2.3(a) through (d) in the event of the termination of a director's service on the Board.

IV. GENERAL

     IV.1 Effective Date and Term of Plan. This Plan will be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of this Plan. Options may be granted prior to such stockholder approval, provided that such Options shall not be exercisable prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said 12-month period, all options previously granted shall thereupon be cancelled and become null and void. This Plan shall terminate ten years after its effective date unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any option granted prior to termination. Options may be granted hereunder at any time prior to the termination of this Plan, provided that no award may be made later than ten years after the effective date of this Plan.

     IV.2 Amendments. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation; provided, however, that no amendment shall be made without stockholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section 4.7), (b) reduce the minimum purchase price per share of Common Stock subject to an option, (c) effect any change inconsistent with Section 422 of the Code, or (d) extend the term of this Plan or the maximum period during which an option may be exercised; provided, further, that this Plan shall not be amended in a manner which fails to comply with Rule 16b-3(c)(2)(ii)(B) under Section 16 of the Exchange Act. No amendment may impair the rights of a holder of an outstanding option without the consent of such holder.

     IV.3 Agreement. No option shall be valid until an Agreement is executed by the Company and the optionee and, upon execution by the Company and the optionee and delivery of the Agreement to the Company, such option shall be effective as of the effective date set forth in the Agreement.

     IV.4 Non-Transferability. No option hereunder shall be transferable other than by will or the laws of descent and distribution or pursuant to the beneficiary designation procedures set forth in Section 4.11. Each option may be exercised during the optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Except as permitted by the second preceding sentence, no option hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option hereunder, such option and all rights thereunder shall immediately become null and void.

     IV.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock, payment by the optionee of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with an option hereunder. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with the option (the "Tax Date") in the amount necessary to satisfy any such obligation or (ii) the optionee may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of previously owned whole shares of Common Stock for which the optionee has good title, free and clear of all liens and encumbrances, and having an aggregate Fair Market Value determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having an aggregate Fair Market Value determined as of the Tax

Date, (D) a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise together with irrevocable instructions to sell a sufficient portion of the shares and deliver the sale proceeds to the Company or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option; provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B) - (E) and that in the case of an optionee who is subject to Section 16 of the Exchange Act, the Company may require that the method of satisfying any such obligation be in compliance with
Section 16 and the rules and regulations thereunder. An Agreement may provide for shares of Common Stock to be delivered or withheld having a Fair Market Value in excess of the minimum amount required to be withheld. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the optionee.

     IV.6 Restrictions on Shares. Each option hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any option hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     IV.7 Adjustment. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option, the purchase price per security, and the number of securities subject to each option to be granted to non-employee directors pursuant to Article III shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options without an increase in the aggregate purchase price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any adjustment would result in a fractional security being
(i) available under this Plan, such fractional security shall be disregarded, or
(ii) subject to an option under this Plan, the Company shall pay the optionee, in connection with the first exercise of the option in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (A) the fraction of such security (rounded to the nearest hundredth) by (B) the excess, if any, of (x) the Fair Market Value on the exercise date over (y) the exercise price of the option.

     IV.8  Change in Control.

     (a) (1) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding option, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share of each option shall be appropriately adjusted by the Committee, such adjustments to be made without an increase in the aggregate purchase price or base price.

     (2) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding option shall be surrendered to the Company by the holder thereof, and each such option shall immediately be cancelled by the Company, and the holder shall receive, within ten days of the occurrence of a Change in Control pursuant to Section (b)(1) or (2) below or within ten days of the approval of the stockholders of the Company contemplated by Section (b)(3) or (4) below, a cash payment from the Company in an amount equal to the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of (i) the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control over (ii) the purchase price per share of Common Stock subject to the option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

     (b) "Change in Control" shall mean:

          (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 25% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company),
     (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 4.8(b);

          (2) individuals who, as of the effective date of the Plan, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the effective date of the Plan whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

          (3) approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 25% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) will beneficially own, directly or indirectly, 25% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (4) approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

     IV.9 No Right of Participation or Employment. No person shall have any right to participate in this Plan. Neither this Plan nor any option granted hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

     IV.10 Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock which are subject to an option hereunder until such person becomes a stockholder of record with respect to such shares of Common Stock.

     IV.11 Designation of Beneficiary. Each optionee may file with the Committee a written designation of one or more persons as such optionee's beneficiary or beneficiaries (both primary and contingent) in the event of the optionee's death. To the extent an outstanding option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option.

     Each beneficiary designation shall become effective only when filed in writing with the Committee during the optionee's lifetime on a form prescribed by the Committee. The spouse of a married optionee domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

     If an optionee fails to designate a beneficiary, or if all designated beneficiaries of an optionee predecease the optionee, then each outstanding option hereunder held by such optionee, to the extent exercisable, may be exercised by such optionee's executor, administrator, legal representative or similar person.

     IV.12 Governing Law. This Plan, each option hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of California and construed in accordance therewith without giving effect to principles of conflicts of laws.

Adopted by the Board of
Directors on November 30, 2000

                                                                       EXHIBIT B

                       AMERICAN SHARED HOSPITAL SERVICES

                            AUDIT COMMITTEE CHARTER

I. PURPOSE

     The primary function of the Audit Committee of American Shared Hospital Services ("the Committee") is to assist the Board of Directors in fulfilling its oversight responsibilities relating to:

          1) The quality, reliability and integrity of the Company's external financial reporting processes.

          2) The adequacy of the Company's internal accounting and administrative controls including compliance with corporate policies and tax, legal and regulatory requirements.

          3) The performance of the Company's independent accountants, who are accountable to the Board of Directors and the Committee.

II. COMPOSITION

     The Committee shall be comprised of at least three independent directors each of whom shall meet the independence and experience requirements of the American Stock Exchange. At least one member shall have accounting or related financial management expertise.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board. The members of the Committee shall serve until their successors shall be duly elected and qualified.

III. MEETINGS

     The Committee shall hold such regular meetings as may be necessary and such special meetings as may be called by the Committee Chairman. The Committee shall meet at least once a year with management and the independent accountants. Meetings may be held in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately.

     The Committee shall report through its Chairperson to the Board of Directors on the results of its meetings and activities.

     The Committee shall maintain minutes or other records as appropriate of all meetings and activities.

IV. RESPONSIBILITIES

     While the Committee has the responsibilities and powers set forth in the Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants.

     To fulfill its responsibilities, the Audit Committee will:

     - Recommend to the Board of Directors the appointment of the Company's independent accountants to conduct the annual audit.

     - Evaluate together with the Board of Directors the performance of the independent accountants and, if so determined by the Committee, recommend that the Board of Directors replace the independent accountants.

     - Ensure that the independent accountants submit, at least annually, to the Committee a formal, written statement delineating all relationships between the independent accountants and the Company. The Committee is responsible for actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact their objectivity and independence, and for recommending that the Board take appropriate action in response to the independent accountants' report to satisfy itself of the independent accountants' independence.

     - Confer with the independent accountants concerning the scope and nature of their examinations of the books and records of the Company.

     - Review the audited financial statements to be included in the Company's annual Report on form 10-K prior to filing such reports with the Securities and Exchange Commission. Such reviews shall include discussions with the independent accountants, concerning such matters as the nature and extent of any significant changes in accounting principles or their application.

     - Provide a report to be included in the Company's annual proxy statement that discloses the Committee's oversight with respect to financial reporting.

     - Assure that the independent accountants review the Company's financial information to be included in its quarterly reports on Form 10-Q prior to filing such reports with the Securities and Exchange Commission. Such review shall include discussions with management concerning such matters as the nature and extent of any significant changes in accounting principles or their application.

     - Review the costs of audit services performed by the independent accountants.

     - Meet periodically with management and the independent accountants to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     - Obtain from the independent accountants their recommendations regarding internal controls and the matters relating to the accounting procedures and the books and records of the Company and the corrective actions implemented.

     - Provide an open avenue of communication with the independent accountants, management and the Board of Directors.

     - Review the Audit Committee Charter on an annual basis and recommend changes, if any, to the Board of Directors.

                       AMERICAN SHARED HOSPITAL SERVICES
         For the Annual Meeting of Shareholders to be held May 17, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY NOMINATE(S), CONSTITUTE(S) AND APPOINT(S) ERNEST A. BATES, M.D. AND CRAIG K. TAGAWA, AND EACH OF THEM, ATTORNEYS, AGENTS, AND PROXIES OF THE UNDERSIGNED, WITH FULL POWERS OF SUBSTITUTION TO EACH, TO ATTEND AND TO ACT AS PROXY OR PROXIES OF THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF AMERICAN SHARED HOSPITAL SERVICES TO BE HELD ON MAY 17, 2001 AT 3:00 P.M. PACIFIC TIME AT THE RITZ CARLTON HOTEL, 600 STOCKTON STREET, SAN FRANCISCO, CALIFORNIA, OR ANY ADJOURNMENTS THEREOF, AND TO VOTE AS SPECIFIED HEREIN THE NUMBER OF SHARES THAT THE UNDERSIGNED, IF PERSONALLY PRESENT, WOULD BE ENTITLED TO VOTE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE FIVE PERSONS NOMINATED FOR ELECTION TO THE BOARD OF DIRECTORS, "FOR" THE APPROVAL OF THE COMPANY'S 2001 STOCK OPTION PLAN AND "FOR" THE RATIFICATION OF MOSS ADAMS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR 2001. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED, SUBJECT TO THE PROXY-HOLDER'S DISCRETIONARY AUTHORITY TO CUMULATE VOTES, "FOR" THE ELECTION OF THE PERSONS NOMINATED ON THE REVERSE SIDE, AND WILL HAVE THE EFFECT OF WITHHOLDING DISCRETIONARY AUTHORITY TO CUMULATE VOTES AND "FOR" THE RATIFICATION OF INDEPENDENT ACCOUNTANTS. THE BOARD OF DIRECTORS IS NOT AWARE OF ANY OTHER MATTERS THAT WILL COME BEFORE THE ANNUAL MEETING, OTHER THAN THOSE DESCRIBED IN THIS PROXY. HOWEVER, IF SUCH MATTERS ARE PRESENTED, THE NAMED PROXIES WILL, IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, VOTE SUCH PROXIES IN ACCORDANCE WITH THE JUDGMENT OF SUCH NAMED PROXIES WITH RESPECT TO ANY SUCH OTHER MATTER PROPERLY COMING BEFORE THE MEETING. THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT IN WRITING REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE. THIS PROXY ALSO MAY BE REVOKED BY ATTENDANCE AT THE MEETING AND ELECTION TO VOTE IN PERSON.

                  (continued, and to be signed on other side)

             |                                                   |
             V  PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED  V

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    PLEASE MARK YOUR
[X] VOTES AS IN THIS
    EXAMPLE.

           PLEASE MARK, DATE AND SIGN AS YOUR NAME APPEARS ABOVE AND RETURN IN THE ENCLOSED ENVELOPE.

                                    WITHHOLD
            FOR all nominees       AUTHORITY
        (except as indicated to   to vote for
          the contrary below).   all nominees

1. ELECTION OF   [ ]                   [ ]     Nominees: ERNEST A. BATES, M.D.
   DIRECTORS.                                            WILLIE R. BARNES
   To elect five                                         JOHN F. RUFFLE
   of the persons                                        STANLEY B. TROTMAN, JR.
   named below to the Board of Directors                 CHARLES B. WILSON, M.D.
   to serve until the 2002 Annual Meeting
   of Shareholders and until their successors are elected and have qualified.

(Instruction: To withhold authority for any individual nominee(s), write that nominee's name(s) in the space below.)

  _______________________________________________________________

                                                         FOR   AGAINST   ABSTAIN

2. APPROVAL OF THE COMPANY'S 2001 STOCK                  [ ]     [ ]       [ ]
   OPTION PLAN. To approve the issuance of options covering up to 250,000 common shares to officers, key employees and non-employee directors, consultants and advisors of the Company.

3. RATIFICATION OF INDEPENDENT ACCOUNTANTS.              [ ]     [ ]       [ ]
   To ratify the appointment of Moss Adams LLP as the Company's independent accountants for the year ended December 31, 2001.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND IN THE DISCRETION OF THE PROXY HOLDERS AND ALL OTHER MATTERS COMING BEFORE THE MEETING. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS RECOMMENDED HEREIN, AND FOR PROPOSAL NO. 2 AND 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE DIRECTORS NOMINATED HEREIN, FOR APPROVAL OF THE COMPANY'S 2001 STOCK OPTION PLAN AND FOR THE RATIFICATION OF INDEPENDENT ACCOUNTANTS.

THE UNDERSIGNED HEREBY RATIFIES AND CONFIRMS ALL THAT SAID ATTORNEYS AND PROXIES, OR ANY OF THEM, OR THEIR SUBSTITUTES, SHALL LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF, AND HEREBY REVOKES ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT THE MEETING. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT ACCOMPANYING SUCH NOTICE.

                                      I PLAN TO ATTEND THE MEETING IN PERSON [ ]


SIGNATURE ____________________ DATE ________   ____________________ DATE _______
                                                   SIGNATURE IF
                                                   HELD JOINTLY

NOTE: Please date this proxy and sign as your name(s) appear(s) on this document. Joint owners should each sign personally. Corporate Proxies should be signed by an authorized officer. Executors, administrators, trustees, etc. should give their full titles.

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